SECURITY EQUITY FUND
FILE NO. 811-1136
CIK NO. 0000088525

Investment  Management and Services  Agreement  between Security Equity Fund and
Security Management Company, LLC.:

Incorporated  herein by reference to Registrant's Post Effective  Amendment #93,
Reg. No. 2-19458, filed November 15, 2002.